Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE Of PAGES	
	1	5

2. AMENDMENT/MODIFICATION NO	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
P00010	See Block 16C	2404234ADA001	

6. ISSUED BY	CODE 234	7. ADMINISTERED BY *(If other than Item 6)*	CODE 234
COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. WASHINGTON DC 205930001		COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. SUITE 1100 WASHINGTON DC 205930001	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

ORBCOMM, Inc
Attn: Marc Eisenberg
21700 Atlantic Blvd
Dulles VA 22102

CODE 146118901 | FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

x 10A. MODIFICATION OF CONTRACT/ORDER NO.
HSCG23-04-C-ADA001

10B. DATED (SEE ITEM 11)
05/20/2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (*If required*)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* Bilateral: (FAR 43.103(a)).

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return __2__ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible*)

Modification is hereby required to obtain consideration, from ORBCOMM, for late deliveries, missed schedules, and to delineate contract requirements with the following changes:

1. For consideration of late delivery, ORBCOMM is to provide the U.S. Coast Guard all AIS data from each of the Quick Launch (QL) Satellites being launched with the CDS, to the extent they are providing service, for ninety (90) continuous days (upon request by the Government during the first 180 days of the base operating period) at no additional cost beyond the base period "Low-rate" usage recurring service set forth in Section 5.10 of the contract. The Intellectual Property rights defined in Section 1.15 of the contract shall apply with respect to all AIS data received by the AIS receivers aboard the CDS and all QL satellites solely during the 90 day evaluation period to share only with other U.S.
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
Marc Eisenberg, CEO		Kerri B. Williams	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Marc Eisenberg *(Signature of person authorized to sign)*	4/14/08	/s/ Kerri B. Williams *(Signature of Contracting Officer)*	4/14/2008

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00010	PAGE 2 OF 5

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC

Item No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Government Agencies, provided that during the 90 day evaluation period ORBCOMM is also permitted to use the AIS data from the QL satellites in connection with other ORBCOMM programs. Any service for the data transmitted by the QL satellites (or rights to such data) after the 90 day evaluation period shall be pursuant to a separate agreement signed by both parties.				
	2. Extend the required satellite launch date to reflect 15 August 2008 in lieu of 31 DEC 2007. Additionally, ORBCOMM shall initiate the transfer of AIS data (under CLIN 0002) to the USCG no later than 30 August 2008.				
	3. With receipt of consideration, the overall contract period of performance is changed to reflect 20 MAY 2004 through 29 AUG 2010 in lieu of 20 MAY 2004 through 31 DEC 2008.				
	4. Based upon item (1), Section 7.0 DELIVERABLES, is hereby modified to reflect acceptance of consideration. (Section 7.0 DELIVERABLES list is attached hereto.) Except as provided herein, all other deliverables or events and due dates remain unchanged and in full force and effect.				
	5. Extend the Period of Performance for CLINs 00001, 00002, 00002A, 00002B, 00002C, 00004, 00004A, 00004B, and 00004C as shown in Section B.				
	Contract is hereby changed as follows:				
	CONTRACT PERIOD OF PERFORMANCE: Period Of Performance Start Date Added: 05/20/2004 Period Of Performance End Date Added: 08/29/2010				
	CHANGES FOR LINE ITEM NUMBER: 00001				
	End Date changed from 28-FEB-08 to 15-AUG-08				
	Delivery Date changed from 12/31/2007 to 08/15/2008				
	CHANGES FOR LINE ITEM NUMBER: 00002 Start Date changed from 31-DEC-07 to 30-AUG-08 End Date changed from 30-DEC-08 to 29-AUG-09				
	Continued...				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00010	PAGE 3 OF 5

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC

Item No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Delivery Date changed from 12/31/2007 to 08/15/2009				
	CHANGES FOR LINE ITEM NUMBER: 00002A Start Date changed from 01-JAN-03 to 30-AUG-08 End Date changed from 31-DEC-08 to 29-AUG-09				
	Delivery Date changed from 01/01/2008 to 08/30/2008				
	CHANGES FOR LINE ITEM NUMBER: 00002B Start Date changed from 01-JAN-08 to 30-AUG-08 End Date changed from 31-DEC-08 to 29-AUG-09				
	Delivery Date changed from 12/31/2008 to 08/30/2008				
	CHANGES FOR LINE ITEM NUMBER: 00002C Start Date changed from 01-JAN-08 to 30-AUG-08 End Date changed from 31-DEC-08 to 29-AUG-09				
	Delivery Date changed from 01/01/2008 to 08/30/2008				
	CHANGES FOR LINE ITEM NUMBER: 00004 Start Date changed from 01-JAN-09 to 30-AUG-09 End Date changed from 31-DEC-09 to 29-AUG-10				
	Delivery Date changed from 01/01/2009 to 08/30/2009				
	CHANGES FOR LIKE ITEM NUMBER: 00004A Start Date changed from 01-JAN-09 to 30-AUG-09 End Date changed from 31-DEC-09 to 29-AUG-10				
	Delivery Date changed from 01/01/2009 to 08/30/2009				
	CHANGES FOR LINE ITEM NUMBER: 00004B Start Date changed from 01-JAN-09 to 30-AUG-09 End Date changed from 31-DEC-09 to 29-AUG-10				
	Delivery Date changed from 01/01/2009 to 08/30/2009				
	Continued…				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET REFERENCE NO OF DOCUMENT BEING CONTINUED PAGE OF HSCG23-04-C-ADA001/P00010 4 5 NAME OF OFFEROR OR CONTRACTOR ORBCOMM, INC Item No. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) CHANGES FOR LINE ITEM NUMBER: 00004C Start Date changed from 01-JAN-09 to 30-AUG-09 End Date changed from 31-DEC-09 to 29-AUG-10 Delivery Date changed from 01/01/2009 to 08/30/2009 Buyer changed from Muriel Thomas to Junitea L. Cooper. Chief Executive Officer for ORBCOMM, Inc. changed from Jerome Eisenberg to Marc Eisenberg. All other terms and conditions remain unchanged. The total contract value remains at $7,806, 475.00. Discount Terms: Net 30 Period of Performance: 05/20/2004 to 08/29/2010 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ORBCOMM, Inc. HSCG23-04-C-ADA001 Modification No. P00010 Page 5 of 5 Section 7.0 DELIVERABLES on page 15 of 24 of the item referenced in 10A is hereby modified to change the due dates for the following deliverables or events listed below: ITEM PWS DELIVERABLE/EVENT DUE BY Satellite Control Center Upgrade Critical Design Review Completed _____ Final Checkout Satellite Control Center Upgrade Completed _____ Launch 15 AUG 2008 Data flow initiation 30 AUG 2008 Operations Quarter 1 (event)* 90 Days after Launch _____ Data transmitted by AIS over the Contractor’s compliment of AIS-equipped satellites, to the extent they are providing service, for a period of 90 continuous days. TBD _____ Operations Quarter 2 (event)* 180 Days after Launch _____ Operations Quarter 3 (event)* 270 Days after Launch _____ Operations Quarter 4 (event)* 360 Days after Launch _____ Except as provided herein, all other deliverables or events and due dates remain unchanged and in full force and effect.